                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM T-1
                                   --------

                           STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___

                              ___________________


                 BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

    A National Banking Association                 31-0838515
                                                   (I.R.S. employer
                                                   identification number)

100 East Broad Street, Columbus, Ohio              43271-0181
(Address of principal executive offices)           (Zip Code)

                 BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION
                           120 South LaSalle Street
                            Chicago, Illinois 60603
           Attn: John R. Prendiville, Senior Counsel, (312) 661-5223
           (Name, address and telephone number of agent for service)


                              ___________________


                              DYNEGY HOLDINGS INC.
              (Exact name of obligor as specified in its charter)


        Delaware                                         94-3248415
   (State or other jurisdiction of                       (I.R.S. employer
   incorporation or organization)                        identification number)

        1000 Louisiana, Suite 5800
        Houston, Texas                                   77002
(Address of principal executive offices)                 (Zip Code)

                            Senior Debt Securities
                        (Title of Indenture Securities)

Item 1.        General Information.  Furnish the following
               --------------------
          information as to the trustee:

          (a)    Name and address of each examining or
          supervising authority to which it is subject.

          Comptroller of Currency, Washington, D.C.;
          Federal Deposit Insurance Corporation,
          Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C.

          (b)    Whether it is authorized to exercise
          corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2.        Affiliations With the Obligor.  If the obligor
               ------------------------------
          is an affiliate of the trustee, describe each such affiliation.

          No such affiliation exists with the trustee.

Item 16.  List of exhibits.   List below all exhibits filed as a
          -----------------
          part of this Statement of Eligibility.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificate of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.  A copy of the existing by-laws of the trustee.*

          5.  Not Applicable.

          6.  The consent of the trustee required by
              Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.  Not Applicable.

          9.  Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One Trust Company, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 12th day of March, 2001.

              Bank One Trust Company, National Association,
              Trustee

              By /s/ John R. Prendiville
                 John R. Prendiville
                 Vice President

* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One Trust Company, National Association, filed as Exhibit 25 to the Registration Statement on Form S-4 of U S WEST Communications, Inc., filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-32124).

                                   EXHIBIT 6

                      THE CONSENT OF THE TRUSTEE REQUIRED
                         BY SECTION 321(b) OF THE ACT


                                                                  March 12, 2001



Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

In connection with the qualification of an indenture between Dynegy Holdings Inc. and Bank One Trust Company, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

          Very truly yours,

          Bank One Trust Company, National Association

          By: /s/ John R. Prendiville
                   John R. Prendiville
                   Vice President

EXHIBIT 7

Legal Title of Bank:     Bank One Trust Company, N.A.    Call Date: 09/30/00   State #: 391581    FFIEC 032
Address:                 100 Broad Street                Vendor ID:  D         Cert #:  21377     Page RC-1
City, State  Zip:        Columbus, OH 43271              Transit #:  04400003

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 2000

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                               Dollar Amounts in thousands   C300
                                                                                                           --------
                                                                          RCON      BIL MIL THOU
                                                                          ----      ------------
ASSETS

1.  Cash and balances due from depository institutions (from Schedule
    RC-A):                                                                RCON
                                                                          ----
    a. Noninterest-bearing balances and currency and coin(1)..........    0081          107,674           1.a
    b. Interest-bearing balances(2)...................................    0071           19,256           1.b
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)......    1754                0           2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)...    1773            4,003           2.b
3.  Federal funds sold and securities purchased under agreements to
    resell                                                                1350          637,978           3.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule            RCON
                                                                          ----
    RC-C).............................................................    2122          220,388           4.a
    b. LESS: Allowance for loan and lease losses......................    3123            1,201           4.b
    c. LESS: Allocated transfer risk reserve..........................    3128                0           4.c
    d. Loans and leases, net of unearned income, allowance, and.......    RCON
                                                                          ----
       reserve (item 4.a minus 4.b and 4.c)...........................    2125          219,187           4.d
5.  Trading assets (from Schedule RD-D)...............................    3545                0           5.
6.  Premises and fixed assets (including capitalized leases)..........    2145           25,122           6.
7.  Other real estate owned (from Schedule RC-M)......................    2150                0           7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)....................................    2130                0           8.
9.  Customers' liability to this bank on acceptances outstanding......    2155                0           9.
10. Intangible assets (from Schedule RC-M)............................    2143           14,726           10.
11. Other assets (from Schedule RC-F).................................    2160          335,321           11.
12. Total assets (sum of items 1 through 11)..........................    2170        1,363,267           12.

____________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:     Bank One Trust Company, N.A.    Call Date:  09/30/00  State #: 391581    FFIEC 032
Address:                 100 East Broad Street           Vendor ID:  D         Cert #"  21377     Page RC-2
City, State  Zip:        Columbus, OH 43271              Transit #:  04400003

Schedule RC-Continued

                                                                                                Dollar Amounts in
                                                                                                    Thousands
                                                                                                    ---------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                           RCON
                                                                                       ----
       from Schedule RC-E, part 1)...............................................      2200           1,134,992       13.a
       (1) Noninterest-bearing(1)................................................      6631             663,468       13.a1
       (2) Interest-bearing......................................................      6636             471,524       13.a2

    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II)........................................
       (1) Noninterest bearing...................................................
       (2) Interest-bearing......................................................

14. Federal funds purchased and securities sold under agreements
    to repurchase:                                                                     RCFD 2800              0       14
15. a. Demand notes issued to the U.S. Treasury..................................      RCON 2840              0       15.a
    b. Trading Liabilities (from Sechedule RC-D).................................      RCFD 3548              0       15.b

16. Other borrowed money:                                                              RCON
                                                                                       ----
    a. With original maturity of one year or less................................      2332                   0       16.a
    b. With original  maturity of more than one year.............................      A547                   0       16.b
    c. With original maturity of more than three years...........................      A548                   0       16.c

17. Not applicable

18. Bank's liability on acceptance executed and outstanding......................      2920                   0       18.
19. Subordinated notes and debentures............................................      3200                   0       19.
20. Other liabilities (from Schedule RC-G).......................................      2930              88,146       20.
21. Total liabilities (sum of items 13 through 20)...............................      2948           1,223,138       21.
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus................................     3838                    0       23.
24. Common stock.................................................................     3230                  800       24.
25. Surplus (exclude all surplus related to preferred stock).....................     3839               45,157       25.
26. a. Undivided profits and capital reserves....................................     3632               94,155       26.a
    b. Net unrealized holding gains (losses) on available-for-sale
        securities...............................................................     8434                   17       26.b
    c. Accumulated net gains (losses) on cash flow hedges........................     4336                    0       26.c
27. Cumulative foreign currency translation adjustments..........................
28. Total equity capital (sum of items 23 through 27)............................     3210              140,129       28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28)........................................     3300            1,363,267       29.

Memorandum

To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes
    the most comprehensive level of auditing work performed for the bank by independent                             Number
                                                                                              ----------------
    external auditors as of any date during 1996............................RCFD 6724.....        N/A               M.1.
                                                                                              ----------------

1 = Independent audit of the bank conducted in accordance       4. = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified        external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent audit of the bank's parent holding company      5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing        auditors
    standards by a certified public accounting firm which       6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company            auditors

    (but not on the bank separately)                            7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in             8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

___________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                                       7